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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

              Current report pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               ------------------

                        Commission File Number 333-21873

       Date of Report (date of earliest event reported): NOVEMBER 6, 1998


                             FIRST INDUSTRIAL, L.P.
             (Exact name of Registrant as specified in its Charter)


                  DELAWARE                                 36-3924586
         (State or other jurisdiction of                (I.R.S. Employer
         incorporation or organization)                Identification No.)




            311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)







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                              ITEM 5. OTHER EVENTS

    Since the filing of, First Industrial, L.P. (the "Operating Partnership") Form 8-K/A No. 1 dated April 6, 1998, as filed on June 16, 1998, the Operating Partnership acquired 70 industrial properties from unrelated parties during the period April 7, 1998 through November 6, 1998 and partnerships in which the Operating Partnership owns a 99% limited partnership interest (the "Other Real Estate Partnerships") purchased four industrial properties from unrelated parties during the period April 7, 1998 through November 6, 1998. The combined purchase price of the 70 industrial properties acquired by the Operating Partnership totaled approximately $102.0 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The combined purchase price of the four industrial properties acquired by the Other Real Estate Partnerships totaled approximately $7.2 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 70 industrial properties acquired by the Operating Partnership and the four industrial properties acquired by the Other Real Estate Partnerships are described below and were funded with working capital, the issuance of limited partnership units in the Operating Partnership (the "Units"), preferred contributions from the general partner, the assumption of secured debt, borrowings under the Operating Partnership's $300 million unsecured revolving credit facility and the issuance of other unsecured debt. The Operating Partnership and the Other Real Estate Partnerships will operate the facilities as industrial rental property.

    On September 28, 1998, the Operating Partnership entered into a joint venture arrangement (the "September 1998 Joint Venture") with an institutional investor to invest in industrial properties. Limited liability companies in which the Operating Partnership is the sole member, will own a 10% equity interest in the September 1998 Joint Venture and will provide property and asset management services to the September 1998 Joint Venture. The September 1998 Joint Venture acquired 104 industrial properties from unrelated parties and seven industrial properties from the Operating Partnership during the period October 9, 1998 through November 6, 1998. The combined purchase price of the 111 industrial properties acquired totaled approximately $199.0 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties. The 111 industrial properties acquired by the September 1998 Joint Venture are described below and were funded with capital contributions made to the September 1998 Joint Venture and the assumption and issuance of secured debt. The September 1998 Joint Venture will operate these facilities as industrial rental property.


PROPERTIES ACQUIRED BY THE OPERATING PARTNERSHIP AND THE OTHER REAL ESTATE
PARTNERSHIPS:

- On May 19, 1998, the Operating Partnership purchased a 56,400 square foot light industrial property located in Arlington Heights, Illinois. The purchase price for the property was approximately $1.7 million. The property was purchased from Dynasty Property Group, an Illinois general partnership.

- On May 21, 1998, the Operating Partnership purchased five light industrial properties and four research and development/flex properties totaling 135,662 square feet located in St. Petersburg, Florida. The aggregate purchase price for these properties was approximately $7.3 million. The properties were purchased from Gandy/275 Associates, a Florida general partnership.

- On June 10, 1998, the Other Real Estate Partnerships purchased an 88,000 square foot regional warehouse property located in Des Moines, Iowa for approximately $1.9 million. The property was purchased from Jared R. Johnson and Elaine E. Johnson.

- On June 23, 1998, the Operating Partnership purchased a 292,471 square foot light industrial property located in Denver, Colorado. The purchase price for the property was approximately $12.2 million which was funded with $8.1 million in cash and the issuance of 132,109 Units valued at $4.1 million. The property was purchased from Pacifica Bryant Warehouse, LLC, a Colorado limited liability company.

- On June 30, 1998, the Operating Partnership purchased an 84,760 square foot light industrial property located in Skokie, Illinois. The purchase price for the property was approximately $2.6 million. The property was purchased from 3 Com Corporation.


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-    On July 7, 1998, the Operating Partnership purchased one light industrial property, one bulk warehouse property and one regional warehouse property totaling 347,056 square feet located in Conyers, Georgia. The aggregate purchase price for these properties was approximately $9.9 million. The properties were purchased from Robert Pattillo Properties, Inc., a Georgia corporation.

- On July 16, 1998, the Other Real Estate Partnerships purchased a 44,427 square foot research and development/flex property located in Tampa, Florida. The purchase price for the property was approximately $3.2 million which was funded with $.6 million in cash, the assumption of $2.6 million of debt and the issuance 1,190 Units valued at $0.03 million.
     The property was purchased from TK-SV, Ltd.

- On August 14, 1998, the Operating Partnership purchased two light industrial properties totaling 87,462 square feet located in Phoenix, Arizona. The aggregate purchase price for these properties was approximately $5.0 million. The properties were purchased from Orsett/40th Street and I & 10 Limited Partnership.

- On August 18, 1998, the Operating Partnership purchased a 50,338 square foot light industrial property located in Port Washington, New York. The purchase price for the property was approximately $2.5 million. The property was purchased from Seaview Harbor Associates.

- On August 31, 1998, the Operating Partnership purchased 34 light industrial properties and two research and development/flex properties totaling 856,516 square feet located in Portland, Oregon. The aggregate purchase price for these properties was approximately $44.5 million which was funded with $28.5 million in cash, the assumption of $2.3 million in debt and the issuance of 455,483 Units valued at $13.7 million. The properties were purchased from Sivers Companies.

- On September 30, 1998, the Other Real Estate Partnerships purchased two light industrial properties totaling 50,900 square feet located in Aston, Pennsylvania. The aggregate purchase price for these properties was approximately $2.1 million. The properties were purchased from Richard C. DeSantis and Paul C. Steelman, individually and as co-partners t/a Richard DeSantis Developers.

- On September 30, 1998, the Operating Partnership purchased a 121,400 square foot bulk warehouse property located in Lavergne, Tennessee. The purchase price for the property was approximately $1.5 million. The property was purchased from AMTROL, Inc., a Rhode Island corporation.

- On October 13, 1998, the Operating Partnership purchased a 41,800 square foot bulk warehouse property located in Romulus, Michigan. The purchase price for the property was approximately $1.3 million. The property was purchased from Airborne Express Corporation.

- On October 21, 1998, the Operating Partnership purchased a 52,329 square foot light industrial property located in Hauppauge, New York. The purchase price for the property was approximately $2.3 million which was funded with $2.2 million in cash and the issuance of 1,650 Units valued at $.1 million. The property was purchased from 275 Corpark Associates Company, a New York partnership.

- On October 30, 1998, the Operating Partnership purchased a 20,000 square foot light industrial property located in Dayton, Ohio. The purchase price for the property was approximately $0.7 million which was funded with $.3 million in cash and the issuance of 13,704 Units valued at $.4 million. The property was purchased from Trottwood Industrial Park, an Ohio general partnership.

- On November 5, 1998, the Operating Partnership purchased nine light industrial properties and three research and development/flex properties totaling 291,168 square feet located in Richland Hills, Texas. The aggregate purchase price for these properties was approximately $10.5 million which was funded with $7.7 million in cash, the assumption of $1.3 million in debt and the issuance of 60,000 Units valued at $1.5 million. The properties were purchased from Priscilla Ann Hodges, Leland A. Hodges, III, Margery Lynn Hodges Berry and Four Star Investments, Inc.




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PROPERTIES ACQUIRED BY THE SEPTEMBER 1998 JOINT VENTURE:

- On October 9, 1998, the September 1998 Joint Venture purchased 61 industrial properties totaling 2,856,388 square feet. Of the 61 industrial properties purchased, 47 properties are located in Houston, Texas; three properties are located in McAllen, Texas; two properties are located in Indianapolis, Indiana; two properties are located in Irving, Texas; two properties are located in Nashville, Tennessee; one property is located in Tampa, Florida; One property is located in Milwaukee, Wisconsin; One property is located in Bolingbrook, Illinois; One property is located in Des Plaines; and one property is located in Romulus, Michigan. The aggregate purchase price for these properties was approximately $100.0 million. The properties were purchased from Investors Equity Fund, Inc./162516 Canada, Inc.; Investors Equity fund, Inc./168065 Canada, Inc.; Investors Equity Fund, Inc./167098 Canada, Inc.; Investors Equity Fund, Inc.; KIRKWOOD Tech Associates, Ltd.; Greenbriar III Associates, Ltd.; Jameel Warehouses, Inc.; Rockley Road Properties, Inc.; AXXA, L.L.C.; 34th Street Building, Ltd.; Pinemont-Hempstead Associates I, Ltd.; Pinemont-Hempstead Associates II, Ltd.; 11421 Todd Road Limited Partnership; East Warehouse, L.L.C.; Houston Industrial Warehouses, L.L.C.; Industrial Partners, L.L.C.; TMC Properties, L.L.C., a New Jersey Limited Liability Company; First Industrial, L.P.; Merit 1995 Industrial Portfolio Limited Partnership, a Texas Limited Partnership; Guion Road Associates, Inc.; Southwest Centre, a Texas General Partnership; MMC Capital Corp.; BVT Acorn Distribution Center, Ltd., a Tennessee Limited Partnership; APPC Metroplex Investors 1984, Ltd., L.P.; and Stair Realty, a Florida Joint Venture.

- On October 23, 1998, the September 1998 Joint Venture acquired six industrial properties totaling 859,136 square feet. Of the six industrial properties purchased, three properties are located in Wichita, Kansas; one property is located in Addison, Illinois; one property is located in Aston, Pennsylvania; and one property is located in Louisville, Kentucky. The aggregate purchase price for these properties was approximately $37.0 million. The Properties were purchased from Realco Investments; A.S. Industrial Properties; Aston Investments; and Starker Services, Inc.

- On November 6, 1998, the September 1998 Joint Venture purchased 44 industrial properties totaling 1,442,842 square feet. Of the 44 properties purchased, 26 properties are located in Fort Worth, Texas; ten properties are located in McAllen, Texas; five properties are located in Ann Arbor, Michigan; one property in Clearwater, Florida; one property is located in Deer Park, New York; and one property is located in Cherry Hills, New Jersey. The aggregate purchase price for these properties was approximately $62.0 million. The properties were purchased by Midway Brazos Partners, Ltd., O.P. Leonard. Jr.; Louise Leonard Keffler; Leonard Properties, et al; Virginia Leonard Marital Trust; First Industrial, L.P.; BMP Joint Venture, a Texas Joint Venture; 1016 Partnership, a Texas general partnership; Sally Elaine Wilson, individually, as Independent Executor of the Estate of Darrell L. Wilson (deceased) and as Testamentary Trustee under the Last Will and Testament of Darrell L. Wilson (deceased) and Phillip Hunke; Corridor Commercial Center Associates, a Florida general partnership; Wilson Partnership, a Texas general partnership; Gilbert King and Kenneth Katzman, as Executors under the Last Will and Testament of Jerome Krinsky; and C.H.O.C.K. Associates, a New Jersey general partnership.





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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)  and (b)      Financial Statements:

                           At this time it is impracticable to file the required financial statements and pro forma financial information. The required financial statements and pro forma financial information will be filed in an amendment to this report on Form 8-K as soon as possible, but no later than sixty (60) days from the date on which this report on Form 8-K is required to be filed.


         (c)               Exhibits.

                           None






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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              FIRST INDUSTRIAL, L.P.
                              BY: FIRST INDUSTRIAL REALTY TRUST, INC.



November 12, 1998             BY:      /S/  MICHAEL J. HAVALA
                              --------------------------------------------------
                              Michael J. Havala
                              Chief Financial Officer
                              (Principal Financial and Accounting Officer)



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